EXHIBIT 13.1
                            SECTION 906 CERTIFICATION
                                       of
                            Periodic Financial Report
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
  (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

I, John A.A. James, President and Chief Executive Officer of Aurora Metals (BVI) Limited, hereby certify that the Quarterly Report on Form 6-K for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Aurora Metals (BVI) Limited

Date: September 22, 2005                 BY:  /s/ John A.A. James
                                              -------------------
                                              John A.A. James
                                              President


This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard set forth therein, and not for any other purpose. It is not being filed as part of the Annual Report or as a separate disclosure document.